Exhibit 10.1

AMENDMENT NO. 3 TO THE

STEP-UP EQUITY FINANCING AGREEMENT

Dated as of December 15, 2006

CELL THERAPEUTICS, INC.

SOCIÉTÉ GÉNÉRALE

AMENDMENT NO. 3 TO THE

STEP-UP EQUITY FINANCING AGREEMENT

BETWEEN

CELL THERAPEUTICS, INC. a Washington corporation with headquarters located at 501 Elliott Avenue, Suite 400, Seattle, Washington 98119, represented by James A. BIANCO, duly empowered,

(hereinafter the “Issuer”)

AND

SOCIÉTÉ GÉNÉRALE a French société anonyme with a share capital of EUR 548,043,436.25, headquarters located at 29, boulevard Haussmann - 75009 Paris, France, registered under No. 552 120 222 RCS Paris, represented by Thierry du BOISLOUVEAU, duly empowered,

(hereinafter the “Subscriber”)

WHEREAS

The parties have previously entered into the Step-Up Equity Financing Agreement (hereinafter, and including the exhibits and schedules thereto, the “Agreement”) which provides the Issuer with the right to raise cash pursuant to one or more share issues.

Pursuant to this Amendment No. 3, dated as of December 15, 2006 (this “Amendment”), each of the Issuer and the Subscriber wish that certain terms of the Agreement be amended as follows.

IT IS HEREBY AGREED AS FOLLOWS:

1. Section 3.1(a) of the Agreement is amended and restated in its entirety as follows:

“3.1 Term of the Commitment

(a) twenty-four months after the earlier to occur of (a) the filing of a listing prospectus admitting the Newly Issued Shares for trading on the Market that has been authorized by Borsa Italiana S.p.A., or (b) 31st January 2007; or”

2. This Amendment shall be governed by, and construed in accordance with, the laws of the Republic of Italy, except where mandatorily governed by other laws, and each of the parties irrevocably submits to the jurisdiction of the Court of Milan, which shall have non exclusive jurisdiction to hear and decide any suit, action, dispute or proceeding relating to this Amendment.

3. Except as expressly amended hereby, the parties to this Amendment intend for the Agreement to remain in full force and effect and to be legally bound by the Agreement as amended by this Amendment.

[SIGNATURE PAGE TO FOLLOW]

Dated as of December 15, 2006, and signed in two originals.

Cell Therapeutics, Inc.	SOCIÉTÉ GÉNÉRALE

/s/ James A. BIANCO	/s/ Thierry du BOISLOUVEAU
Represented by: James A. BIANCO	Represented by: Thierry du BOISLOUVEAU

Title: President and Chief Executive Officer	Title: Legal Representative